SOUTHWESTERN PUBLIC SERVICE COMPANY

                                       TO

                            WILMINGTON TRUST COMPANY,

                                   AS TRUSTEE

                            ------------------------

                                    INDENTURE

                          DATED AS OF OCTOBER 21, 1996

                            ------------------------


                   DEFERRABLE INTEREST SUBORDINATED DEBENTURES

          Certain Sections of this Indenture relating to
                   Sections 310 through 318 of the
                          Trust Indenture Act of 1939:

Trust Indenture
Indenture
Act Section                                                    Section

Section 310(a)(1)............................    609
           (a)(2)............................    609
           (a)(3)............................    Not Applicable
           (a)(4)............................    Not Applicable
           (b)...............................    608, 610
Section 311(a)...............................    613
           (b)...............................    613
Section 312(a)...............................    701, 702(a)
           (b)...............................    702(b)
           (c)...............................    702(c)
Section 313(a)...............................    703(a)
           (b)...............................    703(a)
           (c)...............................    703(a)
           (d)...............................    703(b)
Section 314(a)...............................    704
           (b)...............................    Not Applicable
           (c)(1)............................    102
           (c)(2)............................    102
           (c)(3)............................    Not Applicable
           (d)...............................    Not Applicable
           (e)...............................    101, 102
Section 315(a)...............................    601
           (b)...............................    602
           (c)...............................    601
           (d)...............................    601
           (e)...............................    514
Section 316(a)...............................    101
           (a)(1)(A).........................    502, 512
           (a)(1)(B).........................    513
           (a)(2)............................    Not Applicable
           (b)...............................    508
           (c)...............................    104(c)
Section 317(a)(1)............................    503
           (a)(2)............................    504
           (b)...............................    1003
Section 318(a)...............................    107

-------------------

Note: This reconciliation and tie shall not, for any purposes, be deemed to be a part of this Indenture.

                                TABLE OF CONTENTS


                                                                    Page

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101.      Definitions.....................................     1
SECTION 102.      Compliance Certificates and
                    Opinions......................................    10
SECTION 103.      Form of Documents Delivered to
                    Trustee.......................................    11
SECTION 104.      Acts of Holders; Record Dates...................    11
SECTION 105.      Notices, Etc. to Trustee and the
                    Company.......................................    13
SECTION 106.      Notice to Holders; Waiver.......................    13
SECTION 107.      Conflict with Trust Indenture Act...............    14
SECTION 108.      Effect of Headings and Table of
                    Contents......................................    14
SECTION 109.      Successors and Assigns..........................    14
SECTION 110.      Separability Clause.............................    14
SECTION 111.      Benefits of Indenture...........................    15
SECTION 112.      GOVERNING LAW...................................    15
SECTION 113.      Legal Holidays..................................    15

                                   ARTICLE TWO

                               FORM OF SECURITIES

SECTION 201.      Forms Generally.................................    15
SECTION 202.      Form of Legend for Global
                    Securities....................................    16
SECTION 203.      Form of Trustee's Certificate of
                    Authentication................................    16

                                  ARTICLE THREE

                                 THE SECURITIES

SECTION 301.      Amount Unlimited; Issuable in
                    Series........................................    17
SECTION 302.      Denominations...................................    20
SECTION 303.      Execution, Authentication, Delivery
                    and Dating....................................    21
SECTION 304.      Temporary Securities............................    22
SECTION 305.      Registration, Registration of
                    Transfer and Exchange.........................    23


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                                                                    Page

SECTION 306.      Mutilated, Destroyed, Lost and
                    Stolen Securities.............................    26
SECTION 307.      Payment of Interest; Interest
                    Rights Preserved..............................    27
SECTION 308.      Persons Deemed Owners...........................    28
SECTION 309.      Cancellation....................................    29
SECTION 310.      Computation of Interest.........................    29
SECTION 311.      Right of Set-Off................................    29
SECTION 312.      CUSIP Numbers...................................    29

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.      Satisfaction and Discharge of
                    Indenture.....................................    30
SECTION 402.      Application of Trust Money......................    31

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.      Events of Default...............................    32
SECTION 502.      Acceleration of Maturity;
                    Rescission and Annulment......................    34
SECTION 503.      Collection of Indebtedness and
                    Suits for Enforcement by Trustee..............    35
SECTION 504.      Trustee May File Proofs of Claim................    36
SECTION 505.      Trustee May Enforce Claims Without
                    Possession of Securities......................    36
SECTION 506.      Application of Money Collected..................    37
SECTION 507.      Limitation on Suits.............................    37
SECTION 508.      Unconditional Right of Holders to
                    Receive Principal and Interest................    38
SECTION 509.      Restoration of Rights and Remedies..............    39
SECTION 510.      Rights and Remedies Cumulative..................    39
SECTION 511.      Delay or Omission Not Waiver....................    39
SECTION 512.      Control by Holders..............................    39
SECTION 513.      Waiver of Past Defaults.........................    40
SECTION 514.      Undertaking for Costs...........................    40
SECTION 515.      Waiver of Stay or Extension Laws................    41

                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601.      Certain Duties and Responsibilities.............    41
SECTION 602.      Notice of Defaults..............................    43


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                                                                    Page

SECTION 603.      Certain Rights of the Trustee...................    43
SECTION 604.      Not Responsible for Recitals or
                    Issuance of Securities........................    45
SECTION 605.      May Hold Securities.............................    45
SECTION 606.      Money Held in Trust.............................    45
SECTION 607.      Compensation and Reimbursement..................    45
SECTION 608.      Disqualification; Conflicting
                     Interests....................................    46
SECTION 609.      Corporate Trustee Required;
                    Eligibility...................................    46
SECTION 610.      Resignation and Removal;
                    Appointment of Successor......................    47
SECTION 611.      Acceptance of Appointment by
                    Successor.....................................    49
SECTION 612.      Merger, Conversion, Consolidation
                    or Succession to Business.....................    51
SECTION 613.      Preferential Collection of Claims
                    Against Company...............................    51

                                  ARTICLE SEVEN

             HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.      Company to Furnish Trustee Names
                     and Addresses of Holders.....................    51
SECTION 702.      Preservation of Information;
                    Communications to Holders.....................    52
SECTION 703.      Reports by Trustee..............................    52
SECTION 704.      Reports by Company..............................    52

                                  ARTICLE EIGHT

           CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.      Company May Consolidate, Etc. Only
                    on Certain Terms..............................    53
SECTION 802.      Successor Substituted...........................    54

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901.      Supplemental Indentures Without
                    Consent of Holders...........................    55
SECTION 902.      Supplemental Indentures with
                    Consent of Holders...........................    56
SECTION 903.      Execution of Supplemental
                    Indentures...................................    57


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                                                                    Page

SECTION 904.      Effect of Supplemental Indentures...............    57
SECTION 905.      Conformity with Trust Indenture Act.............    58
SECTION 906.      Reference in Securities to
                    Supplemental Indentures.......................    58

                                   ARTICLE TEN

                 COVENANTS; REPRESENTATIONS AND WARRANTIES

SECTION 1001.     Payment of Principal and Interest...............    58
SECTION 1002.     Maintenance of Office or Agency.................    58
SECTION 1003.     Money for Payments on Securities to
                    Be Held in Trust..............................    59
SECTION 1004.     Statement by Officers as to Default.............    60
SECTION 1005.     Additional Covenants............................    61

                                 ARTICLE ELEVEN

                           SUBORDINATION OF SECURITIES

SECTION 1101.     Securities Subordinate to Senior
                    Indebtedness..................................    62
SECTION 1102.     Payment Over of Proceeds upon
                    Dissolution, etc..............................    62
SECTION 1103.     No Payment When Senior Indebtedness
                    in Default....................................    64
SECTION 1104.     Payment Permitted if No Default.................    65
SECTION 1105.     Subrogation to Rights of Holders of
                    Senior Indebtedness...........................    65
SECTION 1106.     Provisions Solely to Define
                    Relative Rights...............................    66
SECTION 1107.     Trustee to Effectuate Subordination.............    67
SECTION 1108.     No Waiver of Subordination
                    Provisions....................................    67
SECTION 1109.     Notice to Trustee...............................    68
SECTION 1110.     Reliance on Judicial Order or
                    Certificate of Liquidating Agent..............    69
SECTION 1111.     Rights of Trustee as a Holder of
                    Senior Indebtedness; Preservation
                    of Trustee's Rights...........................    69
SECTION 1112.     Article Applicable to Paying Agents.............    70









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                                                                    Page

                                 ARTICLE TWELVE

                            REDEMPTION OF SECURITIES

SECTION 1201.     Applicability of Article........................    70
SECTION 1202.     Election to Redeem; Notice to
                    Trustee.......................................    70
SECTION 1203.     Selection by Trustee of Securities
                    to Be Redeemed................................    71
SECTION 1204.     Notice of Redemption............................    71
SECTION 1205.     Deposit of Redemption Price.....................    72
SECTION 1206.     Securities Payable on Redemption
                    Date..........................................    73
SECTION 1207.     Securities Redeemed in Part.....................    73

ANNEX A           Form of Amended and Restated Trust
                    Agreement....................................    A-1

            INDENTURE, dated as of October 21, 1996, between Southwestern Public Service Company, a corporation duly organized and existing under the laws of the State of New Mexico (herein called the "Company") having its principal office at Tyler at Sixth, Amarillo, Texas 79101, and Wilmington Trust Company, as Trustee (herein called the "Trustee"). Unless otherwise defined herein, with respect to a given series of debentures, all capitalized terms used herein but not defined shall have the meanings ascribed to them in the Amended and Restated Trust Agreement, the form of which is attached as Annex A hereto.

                             RECITALS OF THE COMPANY

            The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures (herein called the "Securities"), to be issued in one or more series to evidence the loans to be made to the Company of the proceeds from the issuance from time to time by one or more business trusts (each a "Trust" and, collectively, the "Trusts") of preferred beneficial interests in such Trusts (the "Preferred Securities") and common beneficial interests in such Trusts (the "Common Securities").

            All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

            NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities of each series thereof, as follows:

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101.  Definitions.

            For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;





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                                    -2-



            (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; and

            (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

            "Act", when used with respect to any Holder, has the meaning specified in Section 104.

            "Additional Interest" means the sum of Additional
Interest Attributable to Deferral and Additional Interest
Attributable to Taxes.

            "Additional Interest Attributable to Deferral" means interest that shall accrue on any interest on the Securities that is in arrears or not paid during an Extension Period.

            "Additional Interest Attributable to Taxes" means, if a Trust is required to pay any taxes, duties or governmental charges of whatever nature (other than withholding taxes) imposed by the United States or any other taxing authority, such amounts as shall be required so that the net amounts received by such Trust and available for distribution to holders of Trust Securities by such Trust after paying such taxes, duties or governmental charges shall not be less than the amounts such Trust would have received had no such taxes, duties or governmental charges been imposed.

            "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board or any Officer of the Company who has been authorized by the Board to act on its behalf by a Board Resolution.

            "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, and delivered to the Trustee.

            "Business Day" means a day other than (w) a Saturday or a Sunday,
(x) a day on which banks in New York are authorized or obligated by law or executive order to remain closed, (y) a day on which the Corporate Trust Office of the Trustee, or the principal office of the Property Trustee under the Trust Agreement, is closed for business or (z) a day on which the principal office of the Company is closed for business.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

            "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

            "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman, its President or a Vice President and delivered to the Trustee.

            "Corporate Trust Office" means the principal office of the Trustee in Wilmington, Delaware at which at any particular time its corporate trust business shall be administered and which at the date of this Indenture is 1100 North Market Street, Wilmington, Delaware 19890.

            "Defaulted Interest" has the meaning specified in
Section 307.

            "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more

Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 301.

            "Event of Default" has the meaning specified in
Section 501.

            "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, as amended from time to time.

            "Extension Period" has the meaning specified in
Section 301.

            "Federal Bankruptcy Code" means the Bankruptcy Act of Title 11 of the United States Code, as amended from time to time.

            "Global Security" means a Security that evidences all or part of the Securities of any series and bears the legend set forth in Section 202 (or such other legend as contemplated by Section 301).

            "Holder" means a Person in whose name a Security is registered in the Securities Register.

            "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

            "Interest Payment Date", when used with respect to any installment of interest on any Security, means the date specified in such Security as the fixed date on which an installment of interest with respect to such Security is due and payable.

             "Investment Company Event" means with respect to an issuance of Securities of a particular issue, the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency, or regulatory authority (a "Change in 1940 Act Law") to the effect that a Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended, which Change in 1940 Act Law becomes effective after the date specified in the prospectus supplement or in the authorizing Board Resolution with respect to the related issuance of Preferred Securities.

            "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

            "Officers' Certificate" means a certificate signed by (i) the Chairman, the President, a Vice President, or the Treasurer of the Company and
(ii) the Secretary or an Assistant Secretary of the Company and delivered to the Trustee; provided, however, that such certificate may be signed by two of the officers or directors listed in clause (i) above in lieu of being signed by one of such officers or directors listed in such clause (i) and one of the officers listed in clause (ii) above. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

            (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

            (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

            "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be reasonably acceptable to the Trustee.

            "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except: (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation; (ii) Securities for whose payment or redemption money or U.S. Government Obligations in the necessary amount have been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and (iii) Securities which have been paid pursuant to Section 1001, or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; provided, however, that in determining whether the Holders of the requisite principal amount of Securities have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any Affiliate of the Company (other than a Trust to which such Securities have been issued) shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities the ownership of which by the Company or an Affiliate of the Company the Trustee has actual knowledge of shall be so disregarded.

            "Parent Guarantee" means any guarantee that the Company may enter into with a Trust for the benefit of the holders of the Preferred Securities of such Trust.

            "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company. The Paying Agent shall initially be Wilmington Trust Company.

            "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

            "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

            "Preferred Securities" has the meaning specified in the Recitals to this Indenture.

            "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

            "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed by or pursuant to this Indenture.

            "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

            "Representative" means an indenture trustee or other trustee, agent or representative for an issue of Senior Indebtedness.

            "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "Securities" has the meaning specified in the Recitals to this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

            "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 305.

            "Senior Indebtedness" means the principal of, premium, if any, interest on and any other payment due pursuant to any of the following, whether outstanding at the date hereof or hereafter incurred, created or assumed: (i) all indebtedness of the Company on a consolidated basis (other than any obligations to trade creditors) evidenced by notes, debentures, bonds or other securities sold by the Company for money borrowed and capitalized lease obligations; (ii) all indebtedness of others of the kinds described in the preceding clause (i) assumed or guaranteed in any manner by the Company or in effect guaranteed by the Company; (iii) all obligations of the Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company and all obligations of the Company under any title retention agreement (but excluding trade accounts payable); (iv) certain obligations of the Company for the reimbursement of any obligor on any letter of credit, banker's acceptance, security purchase facility, surety bond or similar credit transaction entered into in the ordinary course of business of the Company; and (v) all renewals, extensions or refundings of indebtedness of the kinds described in any of the preceding clauses (i), (ii), (iii) or (iv), unless, in the case of any particular indebtedness, capitalized lease obligation, guarantee, renewal, extension or refunding, the instrument creating or evidencing the same or the assumption or guarantee of the same expressly provides that such indebtedness, renewal, extension or refunding is subordinated to or is pari passu with the Securities.

            "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

            "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal, together with any accrued and unpaid interest (including Additional Interest), of such Security or such installment of interest is due and payable.

            "Subsidiary" means any Person a majority of the equity ownership or the Voting Stock of which is at the time owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "Voting Stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

            "Tax Event" means, with respect to an issuance of Securities of a particular series, the receipt by a Trust or the Company, as the case may be, of an Opinion of Counsel experienced in such matters to the effect that a relevant tax law change has occurred after the date specified in the prospectus supplement or in the authorizing Board Resolution with respect to the related issuance of Preferred Securities. For purposes of the preceding sentence a relevant tax law change is any amendment or change to (or officially proposed amendment or change to) the laws (including regulations thereunder) of the United States or any political subdivision or taxing authority thereof, or the publication of any judicial opinion interpreting such laws (or regulations) or any written interpretation of such laws (or regulations) by any governmental authority having jurisdiction to enforce or administer such laws (or regulations) (including official and unofficial opinions purporting to apply such laws and regulations to other Persons who have issued securities similar to the Securities), which amendment, change, proposed amendment or change, opinion or interpretation could, if valid and enacted or applied to such Trust or the Company, result in (i) such Trust, either currently or within 90 days of the date thereof, becoming subject to United States federal income tax with respect to interest received on the Securities, (ii) interest payable by the Company on the Securities attributable to the Preferred Securities, either currently or within 90 days of the date thereof, becoming nondeductible for United States federal income tax purposes or (iii) such Trust, either currently or within 90 days of the date thereof, becoming subject to more than a de minimis amount of other taxes, duties or other governmental charges.

            "Trust Agreement" means any agreement establishing a Trust, as the same may be amended, modified, supplemented or restated.

            "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

            "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee, and if at any time there is more than one such person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

            "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

            "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

SECTION 102.  Compliance Certificates and Opinions.

            Upon any application or request by the Company to the Trustee to take any action under any provision of this

Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

SECTION 103.  Form of Documents Delivered to Trustee.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.  Acts of Holders; Record Dates.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this

Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by their agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

            (d) The ownership of Securities shall be proved by the Securities Register.

            (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105.  Notices, Etc. to Trustee and the Company.

            Any request, demand, authorization, direction, notice, consent, waiver or Act or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

            (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention:
      Corporate Trust Administration, or

            (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture, Attention: Secretary, or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.  Notice to Holders; Waiver.

            Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Securities Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in a notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other

Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.  Conflict with Trust Indenture Act.

            If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108.  Effect of Headings and Table of Contents.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.  Successors and Assigns.

            The Company will have the right at all times to assign any of its rights or obligations under this Indenture to (a) a direct or indirect wholly owned Subsidiary, provided that, in the event of any such assignment, the Company will remain liable for all such obligations and (b) to any other Person in accordance with the provisions of Article Eight of this Indenture. This Indenture may not otherwise be assigned by the parties hereto. Subject to the foregoing, this Indenture is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns.

SECTION 110.  Separability Clause.

            In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.  Benefits of Indenture.

            Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness, the holders of Preferred Securities (to the extent provided herein) and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.  GOVERNING LAW.

            THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
NEW YORK.

SECTION 113.  Legal Holidays.

            In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest on or principal of the Securities shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment of interest on or principal of the Securities, as the case may be, shall be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity.

                                   ARTICLE TWO

                               FORM OF SECURITIES

SECTION 201.  Forms Generally.

            The Securities of each series shall be in substantially the forms established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of such Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

            The definitive Securities shall be printed, lithographed, engraved or produced by any combination of these or other methods, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202.  Form of Legend for Global Securities.

            Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

      THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE

      THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES
      DESCRIBED IN THE INDENTURE.

SECTION 203.  Form of Trustee's Certificate of Authentication.

            The Trustee's certificate of authentication shall be in substantially the following form:

            This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                ------------------------------,
                                   as Trustee


                                By:___________________________
                                          Authorized Signatory

                                  ARTICLE THREE

                                 THE SECURITIES

SECTION 301.  Amount Unlimited; Issuable in Series.

            The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

            The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

            (1) the title of the Securities of the series (which shall distinguish the Securities of such series from Securities of any other series);

            (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1207 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

            (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

            (4) the date or dates on which the principal of any Securities of the series is payable;

            (5) the rate or rates at which any Securities of the series shall bear interest, if any, the extent to which Additional Interest Attributable to Deferral, if any, shall be payable in respect of any Securities of such series, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable, the Regular Record Date for any such interest payable on any Interest Payment Date and the right, if any, of the Company to extend the interest payment periods and the duration of such extension (an "Extension Period");

            (6)   the place or places where the principal
      of and any premium and interest on any Securities of the series shall be payable;

            (7) the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

            (8) the obligation, if any, of the Company to redeem or repurchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof, and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

            (9) if other than denominations of $25 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

            (10) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

            (11) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of "Outstanding" in Section 101;

            (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

            (13) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

            (14) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and in such case, the respective Depositaries designated for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in
      Section 202 and any circumstances in addition to or in lieu of those set forth in clause (2) of the last paragraph of Section 305, in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

            (15) any addition to or change in the Events of Default which apply to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

            (16)  any addition to or change in the
      covenants set forth in Article Ten which applies to Securities of the series; and

            (17) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by
      Section 901(5)).

            All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any indenture supplemental hereto.

            If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

            The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Eleven.

SECTION 302.  Denominations.

            The Securities of each series shall be issuable only in registered form, without coupons, and only in denominations as shall be specified as contemplated by Section 301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $25 and any integral multiple thereof.

SECTION 303.  Execution, Authentication, Delivery and Dating.

            The Securities shall be executed on behalf of the Company by its Chairman, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

            Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities.

            At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

            (1) if the form of such Securities has been established by or pursuant to Board Resolutions as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

            (2) if the terms of such Securities have been established by or pursuant to Board Resolutions as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

            (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities or this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

            Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

            Each Security shall be dated the date of its authentication.

            No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 304.  Temporary Securities.

            Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

            If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of any authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

SECTION 305.  Registration, Registration of Transfer and
                Exchange.

            The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant Section 1002 being herein sometimes collectively referred to as the "Securities Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Securities Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

            Upon surrender for registration of transfer of any Security of a series at an office or agency of the Company designated pursuant to Section 1002 for such purpose for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denominations and of a like aggregate principal amount.

            At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

            All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

            Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar duly executed, by the Holder thereof or such Holder's attorney duly authorized in writing.

            No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1207 not involving any transfer.

            If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company will not be required to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities that may be selected for redemption and ending at the close of business on the day of such mailing.

            The provisions of clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

            (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

            (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act at a time when the Depositary is required to be so registered to act as such Depositary, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security, (C) the Company in its sole discretion determines that such Global Security shall be so exchangeable, or (D) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 301.

            (3)   Subject to clause (2) above, any
      exchange of a Global Security for other Securities may be made in whole or in part, and all

      Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

            (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 304, 306, 906 or 1207 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

SECTION 306.  Mutilated, Destroyed, Lost and Stolen
                Securities.

            If any mutilated Security is surrendered to the Trustee, the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

            If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

            In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

            Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses

(including the fees and expenses of the Trustee) connected therewith.

            Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.  Payment of Interest; Interest Rights Preserved.

            Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

            Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

            (1) the Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the

      Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at such Holder's address as it appears in the Securities Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

            (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and, if so listed, upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

            Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue (including in each such case Additional Interest), which were carried by such other Security.

SECTION 308.  Persons Deemed Owners.

            Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 307) interest (including Additional Interest) on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309.  Cancellation.

            All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.

SECTION 310.  Computation of Interest.

            Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months and, for any period shorter than a full monthly period, shall be computed on the basis of the actual number of days elapsed in such period.

SECTION 311.  Right of Set-Off.

            Notwithstanding anything to the contrary in this Indenture, the Company shall have the right to set-off any payment it is otherwise required to make hereunder to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment under a Parent Guarantee.

SECTION 312.  CUSIP Numbers.

            The Company in issuing the Securities of any series may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.  Satisfaction and Discharge of Indenture.

            This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

            (1)         either

            (a) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money or U.S. Government Obligations have theretofor been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

            (b)   all such Securities not theretofore
      delivered to the Trustee for cancellation:

                  (i)   have become due and payable; or

                 (ii)   will become due and payable at
            their Stated Maturity within one year; or

                (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds (a) money in the necessary amount or (b) U.S. Government Obligations, the principal of and the interest on which when due, and without any regard to reinvestment thereof, in the opinion of an independent accountant, and, in the opinion of the officers of the Company executing an Officers' Certificate to that effect, will provide moneys which, together with the moneys, if any, deposited with or held by the Trustee, shall be sufficient to pay when due the principal of, premium, if any, and interest due and to become due on said Securities or portions thereof on the Redemption Date or the Stated Maturity thereof, as the case may be, in trust to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest (including Additional Interest to the date of deposit) to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

            (2)   the Company has paid or caused to be
      paid all other sums payable hereunder by the Company; and

            (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and, if money or U.S. Government Obligations shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.  Application of Trust Money.

            Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations deposited with the Trustee pursuant to
Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such deposited money and the money from U.S. Government Obligations have been deposited with the Trustee.

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.  Events of Default.

            "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events that has occurred and is continuing (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Eleven or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) failure for 30 days to pay any interest on the Securities of that series, including any Additional Interest in respect thereof, when due (subject to the deferral of any due date in the case of an Extension Period); or

            (2) failure to pay any principal on the Securities of that series when due whether at Stated Maturity, upon redemption, by declaration of acceleration or otherwise; except that, in the event of an optional redemption, the failure to redeem any Security which is the result of the Company's failure to deposit on or before the Redemption Date with the Trustee (and/or having irrevocably directed the Trustee to apply, from money held by it available to be used for the redemption of Securities) an amount in cash sufficient to redeem all of the Securities to be redeemed, shall not be an Event of Default, but shall be deemed a rescission of the call for redemption; or

            (3) failure to observe or perform in any material respect any other covenant relating to a particular series contained in this Indenture for 90 days after written notice to the Company from the Trustee or the holders of at least 25% in principal amount of the Outstanding Securities of that series; or

            (4) a decree or order is entered by a court having jurisdiction in the premises (i) for relief in respect of the Company in an involuntary case or proceeding under the Federal Bankruptcy Code or any other federal or state bankruptcy, insolvency, reorganization or similar law or (ii) adjudging the Company a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of any of its properties, or ordering the winding up or liquidation of any of its affairs, and any such decree or order remains unstayed and in effect for a period of 60 consecutive days; or

            (5) the Company institutes a voluntary case or proceeding under the Federal Bankruptcy Code or any other applicable federal or state law or any other case or proceedings to be adjudicated a bankrupt or insolvent, or the Company consents to the entry of a decree or order for relief in respect of the Company in any involuntary case or proceeding under the Federal Bankruptcy Code or any other applicable federal or state law or to the institution of bankruptcy or insolvency proceedings against the Company, or the Company files a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law, or consents to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its property, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due or takes corporate action in furtherance of any such action.


SECTION 502.  Acceleration of Maturity;
                Rescission and Annulment.

            If an Event of Default with respect to the Securities of any series at the time Outstanding occurs and is continuing, then and in every such case, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series or the holders of at least 25% in aggregate liquidation amount of the Preferred Securities then outstanding of the Trust to which such series of securities has been issued shall have the right to declare the principal of and the interest (including any Additional Interest) on all the Securities of that series and any other amounts payable hereunder to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders or the holders of such Preferred Securities) and shall have the right to enforce any and all other rights of Holders of Securities of that series as creditors with respect to the Securities of that series. Upon any such declaration, such principal and all accrued interest shall become immediately due and payable.

            At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

            (1) the Company has paid or deposited with the Trustee a sum sufficient to pay,

                  (A)   all overdue interest (including any
            Additional Interest) on all Securities of that series,

                  (B) the principal of any Securities which have become due
            otherwise than by such declaration of acceleration and interest thereon at the rate borne by such Securities, and

                  (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

            (2) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

            No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.  Collection of Indebtedness and Suits
                for Enforcement by Trustee.

            The Company covenants that if

            (1) default is made in the payment of any interest (including any Additional Interest) on any Security when such interest becomes due and payable and such default continues for a period of 30 days (subject to the deferral of any due and payable interest in the case of an Extension Period), or

            (2) default is made in the payment of the principal of any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest (including any Additional Interest), at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

            If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.  Trustee May File Proofs of Claim.

            In case of any judicial proceeding relating to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

            No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.  Trustee May Enforce Claims Without
                Possession of Securities.

            All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.  Application of Money Collected.

            Subject to Article Eleven, any money or U.S. Government Obligations collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest (including any Additional Interest), upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST: To the payment of all amounts due the Trustee under Section 607;

            SECOND: To the payment of the amounts then due and unpaid for principal of and interest (including any Additional Interest) on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest (including any Additional Interest), respectively; and

            THIRD:  The balance, if any, to the Company.

SECTION 507.  Limitation on Suits.

            No Holder of any Security of any series or any holder of Preferred Securities of the Trust to which such series of Securities has been issued shall have any right to institute any proceeding, judicial or otherwise, with respect to this

Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

            (1) such Holder or holder of Preferred Securities has previously given written notice to the Trustee of a continuing Event of Default with respect to Securities of that series;

            (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series or the holders of at least 25% in aggregate liquidation amount of the Preferred Securities then outstanding of the Trust to which such series of securities has been issued shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders or holder or holders of Preferred Securities have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series or the holders of a majority in aggregate liquidation amount of the Preferred Securities then outstanding of the Trust to which such series of securities has been issued;

it being understood and intended that no one or more Holders or holders of Preferred Securities shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders or holders of Preferred Securities, or to obtain or to seek to obtain priority or preference over any other Holders or holders of Preferred Securities or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders or holders of Preferred Securities.

SECTION 508.  Unconditional Right of Holders to
                Receive Principal and Interest.

            Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 307) interest (including any Additional Interest) on such Security on the Stated Maturity (subject to the deferral of any due date for the payment of interest in the case of an Extension Period) expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.  Restoration of Rights and Remedies.

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture, and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holder shall continue as though no such proceeding had been instituted.

SECTION 510.  Rights and Remedies Cumulative.

            Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.  Delay or Omission Not Waiver.

            No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.  Control by Holders.

            The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

            (1)   such direction shall not be in conflict
      with any rule of law or with this Indenture; and

            (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513.  Waiver of Past Defaults.

            Subject to Sections 902 and 905 hereof, the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder and its consequences, except a default

            (1) in the payment of the principal of or interest (including any Additional Interest) on any Security of such series (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration have been deposited with the Trustee); or

            (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

            Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.  Undertaking for Costs.

            In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such court to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee or in any suit for the enforcement of the right to receive the principal of and interest (including any Additional Interest) on any Security.

SECTION 515.  Waiver of Stay or Extension Laws.

            The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601.  Certain Duties and Responsibilities.

            (1)   Except during the continuance of an
      Event of Default,

                  (A) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (B) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

            In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

            (2) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct except that

                  (A)   this Subsection shall not be
            construed to limit the effect of Subsection
            (1) of this Section;

                  (B) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (C)   the Trustee shall not be liable
            with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of Holders pursuant to Section 512 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series.

            Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.  Notice of Defaults.

            If any default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in
Section 501(3) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

            The Trustee shall not be deemed to have knowledge of any Event of Default unless the Trustee shall have received written notice, or a Responsible Officer charged with the administration of the Trust Agreement shall have obtained written notice, of such Event of Default.

            For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 603.  Certain Rights of the Trustee.

            Subject to the provisions of Section 601:

            (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

            (d) the Trustee may consult with counsel of its choice, which may be counsel to the Company, and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

            (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

SECTION 604.  Not Responsible for Recitals or
                Issuance of Securities.

            The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.  May Hold Securities.

            The Trustee, any Paying Agent, any Securities Registrar, or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, or such other agent.

SECTION 606.  Money Held in Trust.

            Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 607.  Compensation and Reimbursement.

            The Company agrees

            (1) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (3) to indemnify the Trustee and any predecessor Trustee for, and to hold it harmless against, any and all loss, damage, claim, liability or expense, including taxes (other than taxes based on the income of the Trustee), incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or lia bility in connection with the exercise or performance of any of its powers or duties hereunder.

To secure the Trustee's rights under this Section, the Trustee shall have a lien against any money or other property collected hereunder. The provisions of this Section shall survive the termination of this Indenture.

SECTION 608.  Disqualification; Conflicting Interests.

            If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by and subject to the provisions of the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.

SECTION 609.  Corporate Trustee Required; Eligibility.

            There shall at all times be a Trustee hereunder with respect to the Securities of each series, which may be a Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.  Resignation and Removal;
                Appointment of Successor.

            (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by such successor Trustee under Section 611.

            (b)   The Trustee may resign at any time with
      respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

            (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

            (d)   If at any time:

                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or

                  (4)   an Event of Default has not
            occurred and is not continuing,

then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to Securities of such series and supersede the successor Trustee with respect to the Securities of any series appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

            (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of such successor Trustee's Corporate Trust Office.

SECTION 611.  Acceptance of Appointment by Successor.

            Every successor Trustee with respect to all Securities appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; provided that, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its reasonable charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

            In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

            Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

            No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612. Merger, Conversion, Consolidation or Succession to Business.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.  Preferential Collection of Claims Against
                Company.

            If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                                  ARTICLE SEVEN

             HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.  Company to Furnish Trustee Names and Addresses of
                Holders.

            The Company will furnish or cause to be furnished to the Trustee

            (a) semiannually, not later than February 15 and August 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of a date not more than 15 days prior to the delivery thereof, and

            (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; excluding from any such list names and addresses received by the Trustee in its capacity as Securities Registrar.

SECTION 702.  Preservation of Information; Communications to
                Holders.

            (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Securities Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

            (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

            (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company, the Trustee or any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703.  Reports by Trustee.

            (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

            (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

SECTION 704.  Reports by Company.

            The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only, and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                  ARTICLE EIGHT

           CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.  Company May Consolidate, Etc. Only on Certain
                Terms.

            The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

            (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership, trust or other entity shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of and interest (including any Additional Interest) on all the Securities and the performance or observance of every covenant of this Indenture, any Trust Agreement, any Parent Guarantee and any Expense Agreement on the part of the Company to be performed or observed;

            (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

            (3) such consolidation or merger or conveyance, transfer or lease of properties or assets of the Company does not give rise to any breach or violation of, any Trust Agreement or any Parent Guarantee; and

            (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.  Successor Substituted.

            Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901.  Supplemental Indentures Without Consent of
                Holders.

            Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities;

            (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities

      (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein or in the Securities conferred upon the Company;

            (3)   to cure any ambiguity or to correct any
      provision herein which may be defective or inconsistent with any other provision herein;

            (4) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by Section 905 or otherwise;

            (5) to evidence and provide for the acceptance of the appointment of a successor Trustee with respect to the Securities of one or more series hereunder and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611;

            (6) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

            (7) to make any other change that does not adversely affect the rights of any Holder.

SECTION 902.  Supplemental Indentures with Consent of Holders.

            With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

            (1) change the Stated Maturity of the principal of, or any installment of interest (including any Additional

      Interest) on, any Security, or reduce the principal amount thereof or the rate of interest thereon, or change the place of payment where, or the coin or currency in which, any Security or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders,

            (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders if required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

            (3) modify any of the provisions of this Section, Section 513 or
      Section 1005, except to increase any such percentage (referred to in clause (2), above) or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby;

provided, that, so long as any of the Preferred Securities remain outstanding, no such amendment shall be made that adversely affects the holders of the Preferred Securities and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of at least a majority of the aggregate liquidation amount of the outstanding Preferred Securities unless and until the Securities and all accrued and unpaid interest (including any Additional Interest) thereon have been paid in full.

            A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

            It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.  Execution of Supplemental Indentures.

            In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.  Effect of Supplemental Indentures.

            Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.  Conformity with Trust Indenture Act.

            Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906.  Reference in Securities to Supplemental
                Indentures.

            Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE TEN

             COVENANTS; REPRESENTATIONS AND WARRANTIES

SECTION 1001.  Payment of Principal and Interest.

            The Company will duly and punctually pay the principal of and interest on the Securities of each series in accordance with the terms of the Securities and this Indenture.

SECTION 1002.  Maintenance of Office or Agency.

            The Company will maintain in the United States an office or agency for each series of Securities where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities of that series may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

            The Company may also from time to time designate one or more other offices or agencies (in the United States) where the securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the United States for each series of Securities for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.  Money for Payments on Securities to
                  Be Held in Trust.

            If the Company shall at any time act as its own
Paying Agent with respect to any series of Securities, it will, on or at the option of the Company before each due date of the principal of or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

            Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to 12:00 noon, New York time, on each due date of the principal of or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

            The Company will cause each Paying Agent for any series of Securities other than the Trustee or the Company to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 1003, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

            The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security of any series and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the

Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

            The Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time.

SECTION 1004.  Statement by Officers as to Default.

            The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the material terms, provisions or conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 1005.  Additional Covenants.

            The Company covenants and agrees for the benefit of the Holders of Securities of each series that it will not declare or pay any dividends or distributions (other than dividends or distributions in capital stock of the Company or other securities ranking junior in right of payment to the Securities of a particular series) on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock or any security ranking pari passu with or junior in right of payment to the Securities of such series, or make any guarantee payments with respect to the foregoing (other than pro rata payments under the Parent Guarantee and any similar Parent Guarantees issued by the Company on behalf of the holders of Preferred Securities issued by any issuer holding Securities) or repurchase, or cause any of the Subsidiaries to repurchase, any securities of the Company ranking pari passu with or junior in right of payment to the Securities of such series (except for payments made on any series of Securities upon the stated maturity of such Securities); provided that the Company may redeem, purchase, acquire or make a liquidation payment with respect to any of its capital stock or any security ranking pari passu with or junior in right of payment to the Securities of such series, make any guarantee payment with respect to the foregoing or repurchase, or cause any of its subsidiaries to repurchase, any security of the Company ranking pari passu with or junior in right of payment to the Securities of such series with securities (or the proceeds from the issuance of securities) having no higher ranking than the capital stock or the other securities which are to be redeemed, purchased, or acquired, with respect to which a liquidation payment is to be made, to which a guarantee payment is to be made with respect to the foregoing or which are to be repurchased, if at such time (i) there shall have occurred any event of which the Company has actual knowledge that (a) with the giving of notice or the lapse of time or both, would constitute an Event of Default hereunder with respect to Securities of such series and (b) which the Company shall not have taken reasonable steps to cure, (ii) the Company shall be in default with respect to its payment of any obligations under a Parent Guarantee relating to the Preferred Securities of the Trust corresponding to which the Securities of such series have been issued or (iii) the Company shall have given notice of its selection of an Extension Period as provided herein with respect to Securities of such series and such period, or any extension thereof, shall have commenced and be continuing.

            The Company also covenants, for the benefit of the Holders of Securities of each series, (i) not to transfer ownership of the Common Securities of the Trust to which the Securities of such series have been issued to any person other than an Affiliate of the Company or a successor of the Company permitted under Article Eight of this Indenture; provided that no such transfer shall result in (x) the Trust being considered an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended, or (y) the Trust not being taxed as a grantor trust for United States Federal income tax purposes; (ii) not to voluntarily dissolve, wind up or terminate such Trust, except in connection with a distribution of the Securities of such series to the holders of the corresponding Preferred Securities in liquidation of such Trust or in connection with certain mergers, consolidations or amalgamations permitted by the Trust Agreement relating to such Trust and
(iii) to use its reasonable efforts, consistent with the terms and provisions of such Trust Agreement, to cause such Trust to remain a grantor trust and not to be classified as an association taxable as a corporation for United States Federal income tax purposes.

                                 ARTICLE ELEVEN

                           SUBORDINATION OF SECURITIES

SECTION 1101.  Securities Subordinate to Senior Indebtedness.

            The Company covenants and agrees, and each Holder of a Security, by such Holder's acceptance thereof, likewise covenants and agrees that, notwithstanding anything to the contrary contained herein, to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Securities and the payment of the principal of and premium, if any, and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full in cash or cash equivalents of all Senior Indebtedness (including any interest accruing after the occurrence of an Event of Default under Section 501(4) or (5)).

SECTION 1102.  Payment Over of Proceeds upon Dissolution, etc.

            In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relating to the Company or to its assets, or
(b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event:

            (1) the holders of Senior Indebtedness shall be entitled to receive payment in full in cash or cash equivalents of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in cash or cash equivalents, before the Holders of the Securities are entitled to receive any payment on account of principal of (or premium, if any) or interest on the Securities; and

            (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article Eleven, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities (except, so long as the effect of this parenthetical clause is not to cause the Securities to be treated in any case or proceeding or similar event described in Subsection (a), (b) or (c) of this Section 1102 as part of the same class of claims as the Senior Indebtedness or any class of claims on a parity with or senior to the Senior Indebtedness, for any such payment or distribution of securities which (i) are unsecured,
      (ii) have an average life and final maturity no shorter than the average life and final maturity of the Securities and (iii) are subordinated, to at least the same extent as the Securities, to the payment of all Senior Indebtedness then outstanding), shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their Representative or Representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of, and premium, if any, and interest on, and other amounts due on or in connection with, the Senior Indebtedness to the extent necessary to make payment in full in cash or cash equivalents of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

            (3) in the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any such payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, before all Senior Indebtedness is paid in full or payment thereof provided for, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash or cash equivalents, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

            The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another corporation upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this
Section 1102 if the corporation formed by such consolidation or into which the Company is merged or the corporation which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in Article Eight.

SECTION 1103.  No Payment When Senior Indebtedness in Default.

            (i) In the event of and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness or (ii) in the event that any other event of default with respect to any Senior Indebtedness shall have occurred and be continuing and shall have resulted in such Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, then no payment shall be made by the Company on account of the principal of (or premium, if any) or interest on the Securities or on account of the purchase or redemption or other acquisition of Securities unless and until such payment default shall have been cured or waived or shall have ceased to exist or such acceleration shall have been rescinded or annulled or the holders of such Senior Indebtedness or their agents have waived the benefits of this Section.

            In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, then and in such event such payment shall be received and held in trust for the holders of Senior Indebtedness and shall be paid over or delivered to the Representative of Senior

Indebtedness then outstanding to the extent necessary to pay in full in cash or cash equivalents all Senior Indebtedness.

            The provisions of this Section shall not apply to any payment with respect to which Section 1102 would be applicable.

SECTION 1104.  Payment Permitted if No Default.

            Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 1102 or under the conditions described in Section 1103, from making payments at any time of principal of (and premium, if any) or interest on the Securities.

SECTION 1105.  Subrogation to Rights of Holders of
                  Senior Indebtedness.

            Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to Senior Indebtedness of the Company to the same extent as the Securities are subordinated and which is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

SECTION 1106.  Provisions Solely to Define Relative Rights.

            The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the express limitations set forth in Article Five and to the rights, if any, under this Article of the holders of Senior Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 1102, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 1103, to prevent any payment prohibited by such Section.

SECTION 1107.  Trustee to Effectuate Subordination.

            Each Holder of a Security by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

            With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Eleven, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of

Senior Indebtedness and, subject to the provisions of Section 601, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to holders of Securities, the Company or any other Person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article Eleven or otherwise.

SECTION 1108.  No Waiver of Subordination Provisions.

            No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

            Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article Eleven or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any Person liable in any manner for the collection of Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 1109.  Notice to Trustee.

            The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payments to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee from the Company or a holder of Senior Indebtedness or from any trustee, fiduciary or agent therefore; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 602, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 1109 at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date. Nothing in this Section 1109 shall limit the right of the holders of Senior Indebtedness to recover payments as contemplated by Sections 1102 and 1103.

            Subject to the provisions of Section 602, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing such Person to be a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1110.  Reliance on Judicial Order or
                        Certificate of Liquidating Agent.

            Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 602, and the Holders of the

Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

SECTION 1111.  Rights of Trustee as a Holder of Senior
                  Indebtedness; Preservation of Trustee's Rights.

            The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

            Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

SECTION 1112.  Article Applicable to Paying Agents.

            In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article Eleven in addition to or in place of the Trustee; provided, however, that (i) Section 1111 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent and (ii) any notice required by this Article Eleven to be given by the holders of, or a Representative for, Senior Indebtedness need only be given to the Trustee and not to any Paying Agent.

                                 ARTICLE TWELVE

                            REDEMPTION OF SECURITIES

SECTION 1201.  Applicability of Article.

            Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for such Securities) in accordance with this Article.

SECTION 1202.  Election to Redeem; Notice to Trustee.

            The election of the Company to redeem any Securities pursuant to
Section 1201 shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities. In case of any redemption at the election of the Company, the Company shall, at least 30 days and no more than 90 days prior to the Redemption Date fixed by the Company, notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and provide a copy of the notice of redemption given to Holders of Securities to be redeemed pursuant to Section 1204.

SECTION 1203.  Selection by Trustee of Securities
                  to Be Redeemed.

            If less then all the Securities of any series are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 90 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method (including pro rata or by lot) as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $25 or any integral multiple thereof) of the principal amount of the Securities of such series.

            The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

            The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

            For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1204.  Notice of Redemption.

            Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 90 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Securities Register. If at the time of mailing of any notice of redemption the Company shall not have deposited with the Trustee (and/or irrevocably directed the Trustee to apply, from money held by it available to be used for the redemption of Securities) an amount in cash sufficient to redeem all of the Securities to be redeemed, including accrued interest to such Redemption Date, such notice shall state that the proposed redemption to which such notice relates is subject to the deposit of such amount with the Trustee on or before the Redemption Date.

            All notices of redemption shall identify the Securities to be redeemed (including CUSIP number) and shall state:

            (1)   the Redemption Date,

            (2)   the Redemption Price,

            (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of the partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

            (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date, and

            (5) the place or placement where such Securities are to be surrendered for payment of the Redemption Price.

            Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1205.  Deposit of Redemption Price.

            Prior to 12:00 noon, New York time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1206.  Securities Payable on Redemption Date.

            Notice of redemption having been given as aforesaid and the Company having on or before the Redemption Date deposited with the Trustee (and/or having irrevocably directed the Trustee to apply, from money held by it available to be used for the redemption of Securities) an amount in cash sufficient to redeem all of the Securities to be redeemed, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date, such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

            If any Security called for redemption shall not be so paid upon surrender thereof for redemption, such Security shall remain outstanding and shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

SECTION 1207.  Securities Redeemed in Part.

            Any Security which is to be redeemed only in part shall be surrendered at a place of payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                              ---------------

            This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                    SOUTHWESTERN PUBLIC SERVICE COMPANY


                                    By:/s/ Bill D. Helton
                                       ----------------------------
                                       Name:  Bill D. Helton
                                       Title: Chairman of the Board

Attest:

/s/ Mary Pullum
--------------------------
Name:  Mary Pullum
Title: Assistant Secretary

                                    WILMINGTON TRUST COMPANY


                                    By:/s/ Donald G. MacKelcan
                                       ------------------------------
                                       Name: Donald G. MacKelcan
                                       Title:Assistant Vice President

Attest:

---------------------------
Name:
Title: